UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_________________________________

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 15, 2026

NUVVE HOLDING CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-40296	86-1617000
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2488 Historic Decatur Road, Ste 230	San Diego,	California	92106
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code: (619) 456-5161

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbols	Name of each exchange on which registered
Common Stock, Par Value $0.0001 Per Share	NVVE	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.        ☐

Item 1.02. Termination of a Material Definitive Agreement

On July 15, 2026, Nuvve Holding Corp. (the “Company”) determined that (i) the certain securities exchange and omnibus amendment agreement (the “Exchange Agreement”) with certain holders (the “Holders”) of warrants, dated May 12, 2026, and (ii) the certain registration rights agreement (the “Registration Rights Agreement) between the Company and certain investors signatory thereto (the “RRA Investors”), also dated May 12, 2026, had been effectively terminated (the “Termination”).

Termination of the Securities Exchange and Omnibus Amendment Agreement

As previously disclosed, pursuant to the Exchange Agreement, the Holders agreed, upon the closing of the Exchange (the “Closing”), to exchange their Existing Warrants (as defined in the Exchange Agreement) for an aggregate of 13,107,127 shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock” and such exchanged shares, the “Exchange Shares”), or at a Holder’s election in its sole discretion, such Holder could have instead received an amount of newly issued pre-funded common stock purchase warrants each exercisable for shares of Common Stock, at a nominal exercise price of $0.0001 per share (such warrants, the “Pre-Funded Warrants”, and such shares of Common Stock issuable upon exercise thereof, the “Pre-Funded Warrant Shares”), with such Exchange Shares and Pre-Funded Warrants to be an aggregate 13,107,127 shares of Common Stock] (the “Exchange”). As a result of the Termination, the Exchange contemplated by the Exchange Agreement will no longer occur. Additionally, the provisions in the Exchange Agreement prohibiting the RRA Investors from exercising certain warrants or other securities convertible into shares of Common Stock were deemed terminated as of the effectiveness of the Termination.

Amendment to Certificate of Designation

The Exchange Agreement further provided that the Company and the Holders, as holders of a majority of the outstanding shares of the Company’s Series A Convertible Preferred Stock, par value $0.0001 per share (the “Series A Preferred Stock”), agreed to amend the terms of the Series A Preferred Stock in the Certificate of Designation of Preferences, Rights and Limitations of Series A Convertible Preferred Stock (the “Certificate of Designation Amendment”) to remove the Floor Price (as defined therein) as a limitation on adjustments to the conversion price of the Series A Preferred Stock, including adjustments arising from certain price-based anti-dilution adjustments. Such Certificate of Designation Amendment would have been subject to the approval of the Company’s stockholders. As a result of the Termination, the Company no longer intends to effect the Certificate of Designation Amendment contemplated by the Exchange Agreement and does not intend to seek approval for such amendment from its stockholders.

Termination of the Additional Investment Rights

The Exchange Agreement further provided that the Company and the Holders agreed, that upon the Closing, the Holders would irrevocably waive, relinquish and terminate the Holders’ certain additional investment right to purchase additional securities of the Company as provided under that certain securities purchase agreement dated as of November 14, 2025 (the “2025 Additional Investment Right”) and that certain additional investment right to purchase additional securities of the Company as provided under that certain securities purchase agreement dated as of October 31, 2024 (the “2024 Additional Investment Right” and together with the 2025 Additional Investment Right, the “Additional Investment Rights”) and that neither the Company nor the Holders would have any further rights or obligations with respect to the Additional Investment Rights (the “AIR Termination”). As a result of the Termination, the Company does not believe that the AIR Termination will take effect.

ELOC

The Exchange Agreement further provided that the Company provided notice, effective as of the Closing, that the Company would terminate that certain common shares purchase agreement, dated November 14, 2025, (the “ELOC Agreement”) between the Company and certain investors signatory thereto pursuant to Section 8.2 of the ELOC Agreement and such investors under the ELOC Agreement agreed to waive the notice requirements set forth in Section 8.2 and 10.4 of the ELOC Agreement (the “ELOC Termination”). As a practical matter, the Company believes that the ELOC Termination has and will not occur as previously anticipated in connection with the Closing of the Exchange.

Amendment to Securities Purchase Agreement

The Exchange Agreement further provided that the Company and Holders agreed to amend and restate Section 4.12(a) of that certain Securities Purchase Agreement, dated as of November 14, 2025 (the “SPA Amendment”) to provide that the subsequent financing participation right of the Purchasers (as defined therein) would be divided pro rata among the Purchasers based upon their ownership percentage of the Existing Warrants. As a result of the Termination, the Company no longer reasonably believes that the SPA Amendment contemplated by the Exchange Agreement will occur.

Termination of the Registration Rights Agreement

As previously disclosed, on May 12, 2026, the Company and the RRA Investors entered into the Registration Rights Agreement, pursuant to which the Company agreed to file a registration statement (the “Resale Registration Statement”) with the Securities and Exchange Commission covering the public resale of (i) the Exchange Shares, (ii) the shares of Common Stock issuable upon exercise of the Pre-Funded Warrants and (iii) the shares of Common Stock issuable pursuant to the conversion of the Series A Preferred Stock, including such shares of Common Stock issuable upon payment of dividends on the Series A Preferred Stock. As a result of the Termination, the Company no longer believes that the Resale Registration Statement contemplated by the Registration Rights Agreement will be filed or is required to be filed based upon the effective termination of the Registration Rights Agreement.

Forward Looking Statements

This Current Report on Form 8-K contains certain “forward-looking statements” within the meaning of the Securities Act of 1933, as amended, and the Exchange Act. All statements contained in this Current Report on Form 8-K that do not relate to matters of historical fact should be considered forward-looking statements, including without limitation statements regarding the Company’s beliefs and intentions with regards to the impact of the Termination, including the termination of the Registration Rights Agreement, the SPA Amendment, the ELOC Termination and the AIR Termination. All forward-looking statements reflect the Company’s beliefs and assumptions only as of the date of this Current Report on Form 8-K. The Company undertakes no obligation to update forward-looking statements to reflect future events or circumstances.

Item 9.01. Financial Statements and Exhibits.
(d)Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 21, 2026

NUVVE HOLDING CORP.

By:	/s/ Gregory Poilasne
Gregory Poilasne
Chief Executive Officer
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